Exhibit 10.10

Highly Confidential

December 19, 2016

Akoustis Technologies, Inc.

9805 Northcross Center Court

Suite H

Huntersville, NC 28078

Attn:	Mr. Jeffrey Shealy

President & Chief Executive Officer

ENGAGEMENT AGREEMENT PROVIDING FOR

INVESTMENT BANKING SERVICES

Dear Mr. Shealy:

This letter agreement (this “Agreement”) is to confirm the engagement by Akoustis Technologies, Inc. and its subsidiaries and affiliates (the “Company” or “you”) of Northland Securities, Inc. (“Northland”) as its non-exclusive financial advisor in connection with an institutional equity capital raise(s) (“each a Transaction” and each an “Offering”).

The Offering will raise a minimum of gross proceeds of five hundred thousand dollars ($500,000) (the “Minimum Offering Amount”) and a maximum of gross proceeds of ten million dollars ($10,000,000) (the “Maximum Offering Amount”) through the sale of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), at the Purchase Price of $5.00 per share (the “Offering Price”). The minimum subscription is twenty- five thousand dollars ($25,000) or five thousand shares (5,000), provided, however, that subscriptions in lesser amounts may be accepted by the Company in its sole discretion.

Placement of the Securities by Northland will be made on a reasonable best efforts basis. The Company agrees and acknowledges that Northland is not acting as an underwriter with respect to the Offering and the Company shall determine the purchasers in the Offering in its sole discretion. The Shares will be offered by the Company to potential subscribers, which may include related parties of Northland or the Company, commencing on December 12, 2016 through January 9, 2017 (the “Initial Offering Period”), which date may be extended by the Company in its sole discretion (this additional period, if any, and the Initial Offering Period shall be referred to as the “Offering Period”). The date on which the Offering is terminated shall be referred to as the “Termination Date”. The closing of the Offering may be held up to ten days after the Termination Date.

Accordingly, the parties hereto agree as follows:

Section 1.          Engagement of Northland. Northland’s services under this Agreement will, to the extent requested and appropriate, consist of:

(a)          advising you concerning the negotiations, structure, price and other terms and conditions of a Transaction;

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(b)          Identifying and introducing potential investors and credit enhancement providers to the Company in respect of a Transaction. “Introduced Investors” shall mean a list of investors, where the Offering was made known to each listed investor.

(c)          assisting with due diligence performed by Investors in respect of a Transaction; and

(d)          taking such actions on your behalf as may be appropriate in Northland’s reasonable judgment with your prior consent.

Any and all work product created by Northland, including but not limited to teasers, presentations, confidential information memoranda, operating and valuation models, and target investor lists shall not be distributed to any third party without the Company receiving express written consent of Northland prior to such distribution.

The Company acknowledges that Northland and its affiliates are in the business of providing investment banking services (of all types contemplated by this agreement) to others. Nothing herein contained shall be construed to limit or restrict Northland or its affiliates in conducting such business with respect to others or in rendering such advice to others.

Section 2.          Compensation. As consideration for Northland’s agreement to perform the services described in this Agreement, the Company agrees to pay Northland the following fees on the closing date of each Transaction (“Transaction Fees”):

A.   Cash Success Fees:

i.            For gross proceeds of less than $3,000,000 from Northland Introduced: 8.0% of the gross proceeds paid or payable for equity or equity-linked securities issued by the Company, or

ii.          In the event Northland places $3,000,000 or more with Northland Introduced Investors: 10.0% of the entire gross proceeds paid or payable for equity or equity-linked securities issued by the Company,

B.   Warrant Success Fees:

i.            10.0% of the gross proceeds paid or payable for equity or equity-linked securities issued by the Company to Northland Introduced Investors;

The Warrant Success Fee warrants shall have a term of five-years, and contain cashless exercise provisions and piggyback registration rights, providing Northland with the right to purchase one share of the Company’s common stock per warrant with an exercise price $5.00. At Northland’s option and upon Northland’s written instructions to the Company, the Company shall issue all or a portion of any warrants due to Northland under this Agreement directly to specified Northland employees. The warrants and the shares issuable upon exercise of the warrants may constitute restricted shares and may contain restrictive legends indicating such restrictions; provided, however, that the warrants and shares issuable shall contain piggyback registration rights requiring their inclusion with any registration statement filed by the Company. In the event no registration statement is filed, the Company’s counsel shall be responsible for drafting and executing the Rule 144 comfort letter (and any other required paperwork as required by the transfer agent), at the Company’s expense, providing for the sale of such underlying shares.

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The Company agrees that it shall not enter into any agreement with a Northland Introduced Investor that (i) does not require Northland to be paid its Transaction Fees in full on the closing date of the initial Transaction and any subsequent Transactions in strict accordance with provision contained in this Agreement and (ii) materially conflicts with the provisions of this Agreement. The Company may, in its sole discretion, accept or reject, in whole or in part, any prospective investment in the Transaction or allot to any prospective subscriber less than the number of securities such subscriber wishes to purchase.

Section 3.          Expenses; Payments. Whether or not any Transaction is consummated or this Agreement is terminated or expires, the Company agrees, upon request, but no less frequently than monthly, to reimburse Northland promptly for all reasonable and documented out-of-pocket costs and expenses (including, without limitation, the reasonable fees, disbursements and other charges of counsel) incurred in connection with the preparation of documents or other matters relating to the Transaction, provided that Northland shall seek prior written approval from the Company for all expenses in aggregate in excess of $10,000.

All fees and expenses payable under this agreement are payable in U.S. dollars in immediately available funds. All fees, expenses and other payments under this agreement shall be paid without giving effect to any withholding or deduction of any tax or similar governmental assessment.

Section 4.          Information. You agree that you will not and will cause your affiliates not to disclose this Agreement, the contents hereof or the activities of Northland pursuant hereto, directly or indirectly, to any person without the prior written approval of Northland, except that the Company may disclose this Agreement and the contents hereof (i) to its directors, officers, members, direct or indirect equity holders, counsel and professional advisors, in each case on a “need-to-know” basis (in which case the Company will (x) inform any such persons of the confidentiality obligations contained herein and (y) remain responsible for any breaches of any such obligations by any such persons) and (ii) other than to the extent covered by the preceding clause (i), as required by applicable law or regulation or compulsory legal, judicial, administrative or regulatory process (in which case the Company will inform any such persons of the confidentiality obligations contained herein). The obligations of the Company pursuant to this paragraph shall survive any expiration or termination of this agreement or Northland’s engagement hereunder. Notwithstanding anything to the contrary contained in this Agreement, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and structure.

In connection with Northland’s engagement, the Company will actively assist Northland in achieving a placement of the Transaction that is reasonably satisfactory to the Company in the Company’s sole discretion. Such assistance shall include (a) furnishing to, or causing to be furnished to, Northland such information concerning the Company that Northland and the Company may reasonably deem necessary or appropriate to complete such distribution (including, but not limited to, financial projections) (the “Information”); (b) making reasonably available your officers, directors, employees, accountants, counsel and other representatives (collectively, the “Representatives”); (c) using commercially reasonable efforts to ensure that the distribution efforts of Northland benefit materially from your existing investor relationships and your existing banking relationships (without jeopardizing the anticipated financial benefits of identifying new investors); and (d) otherwise reasonably assisting Northland in its distribution efforts, including by making presentations regarding the business and affairs of the Company and its subsidiaries, as appropriate, at one or more one-on-one meetings of prospective Investors that have agreed to mutually acceptable confidentiality arrangements. In performing its services hereunder, Northland shall be entitled to rely upon and shall not be responsible for the accuracy or completeness of information supplied to it by the Company or any of its Representatives and shall not be responsible for conducting any appraisal of assets or liabilities.

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The Company represents and warrants to Northland that all Information relating to the Company or which the Company provides in writing (collectively, the “Materials”) will be materially complete and correct. The Company further represents and warrants that any projections provided by it to Northland will have been prepared in good faith and will be based upon assumptions, which, in light of the circumstances under which they are made, are reasonable. The Company recognizes and confirms that Northland (i) will use and rely primarily on the Materials and on information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same; (ii) is authorized to transmit to any prospective investor the Materials and other legal documentation supplied to Northland for transmission to parties that have entered into a customary form of confidentiality agreement (including a “click-through” on a secure website) by or on behalf of the Company; (iii) does not assume responsibility for the accuracy or completeness of the Materials and such other information; (iv) will not make an appraisal of the Company; and (v) retains the right to continue to perform due diligence during the course of its engagement hereunder to the extent that it is reasonably necessary for it to perform the services contemplated hereby (it being understood that Northland will not be authorized to act as an initial purchaser or underwriter but will merely be acting as a placement agent without underwriter liability under the Securities Act of 1933).

In connection with Northland's engagement, for all Transactions reasonably satisfactory to the Company  (in the sole discretion of the Company), it is understood and agreed that Northland will manage and control all aspects of the placement of any Transaction in consultation with you, including decisions as to the selection of prospective Investors, when commitments will be accepted and the final allocations of the commitments among the Investors (which shall be done solely with the Company’s approval). It is understood that no Investor investing in any Transaction will receive compensation from you in order to obtain its commitment, except as contemplated herein, including upfront fees paid to all Investors to ensure a successful placement of any Transaction, or as otherwise directed by Northland.

Section 5.          Public Announcements. The Company acknowledges that Northland may, at its option and expense and after the Closing Date or the consummation of any Transaction, place announcements and advertisements describing Northland’s role in such transaction and such other information as is publicly disclosed (which may include the reproduction of the Company’s logo and a hyperlink to the Company’s website on Northland’s website) provided that Northland receives the written consent of the Company in advance, such consent not to be unreasonably withheld. Furthermore, if requested by Northland, the Company shall include a mutually acceptable reference to Northland in any press release or other public announcement made by the Company regarding the matters described in this agreement.

Section 6.          Indemnity. Since Northland will be acting on behalf of the Company in connection with this engagement, the Company and Northland agree to the indemnity provisions and other matters set forth in Annex B, which is incorporated by reference into this agreement and is an integral part hereof. The obligations of the Company pursuant to Annex B shall survive any expiration or termination of this agreement or Northland’s engagement hereunder.

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Section 7.          Term and Termination. Unless otherwise agreed to in writing by the parties hereto, this Agreement shall terminate upon the first to occur of: (i) the six (6) month anniversary of the date hereof; (ii) the Final Closing; or (iii) an Early Termination as defined in the Section 7 below (the “Term”). Northland’s engagement hereunder may be terminated by either Northland or the Company at any time upon thirty (30) days’ prior written notice thereof to the other Party. Upon any termination of this Agreement, the obligations of the parties hereunder shall terminate, except for their obligations under Section 4 (with respect to confidentiality), this Section 7, any outstanding obligations under Section 2 and Sections 3, 4, 6, 8-13. If within the three (3) months following the termination of this Agreement by the Company , the Company or any of its subsidiaries or affiliates consummates any Transaction with a Northland Introduced Investor as included on Annex A as amended from time to time in writing, including email, Northland shall be entitled to payment in full of the applicable fees and the benefit of the other provisions described in Section 2 of this Agreement with respect to such transaction or transactions. If within the six (6) months following the termination of this Agreement by the Company if the Company or any of its subsidiaries or affiliates consummates any Transaction with a Northland Introduced Investor who actually participates in the Transaction, as included on Annex A, contemplated by this Agreement, Northland shall be entitled to payment in full of the applicable fees and the benefit of the other provisions described in Section 2 of this Agreement with respect to such transaction or transactions. The three (3) and six (6) month periods referred to in the preceding two sentences shall collectively be referred to as the “Tail Period” in this Agreement. Northland will provide the Company with a completed Annex A within five (5) days of the Final Closing. Northland agrees and acknowledges that the Company will have final approval on Annex A submitted by Northland..

Section 8.          Late Payment Fee. Any amounts due Northland pursuant to this Agreement that are not paid on the due date specified herein shall accrue interest thereon at the rate of 1.5% per month, compounded monthly until paid in-full.

Section 9.          Non-Circumvention. During the term of this Agreement and for the Tail Period, unless otherwise authorized by Northland in a specific written consent, the Company will not, and Company will cause each of its affiliates and representatives not to initiate, maintain contact to discuss or attempt to enter into (i) a Transaction with any Northland Introduced Investor without the active ongoing involvement of Northland and (ii) any other transaction not contemplated in this Agreement with a Northland Introduced Investor without first entering into a compensation agreement with Northland in respect of any such transactions.

Section 10.         Required Notices and Disclosures. The Company shall provide written notice and disclosure to Northland during the term of this Agreement and for the Tail Period with respect to any of the following events as follows:

(a)          within three (3) days of the receipt of a term sheet or commitment letter by the Company from a party with respect to any Transaction or from any Northland Introduced Investor with respect to any other transaction not contemplated under this Agreement. Such notice will include a copy of such term sheet or commitment letter; and

(b)          no less than five (5) days prior to the expected receipt of funds by the Company or the closing of any transaction with a Northland Introduced Investor so that Northland can prepare and deliver an invoice for payment to the Company. Such notice will include the amount and expected date of receipt of funds to be received on account of a transaction.

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Highly Confidential

All notices to Northland hereunder shall be in writing (including facsimile transmission) and shall be sent to:

Jeff Peterson

Northland Securities, Inc.

45 South 7th Street, Suite 2000

Minneapolis, MN 55402

jpeterson@northlandcapitalmarkets.com

Section 11.         Acknowledgements. The Company acknowledges that Northland and its affiliates are involved in a wide range of banking, investment banking, private banking, private equity, asset management and other investment and financial businesses and services, both for its own account and for the accounts of clients and customers. Northland and its affiliates provide a full range of securities services, including securities trading and brokerage activities. Northland and its affiliates may acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company and any other company that may be involved in the transactions and other matters contemplated by this Agreement, as well as provide investment banking and other financial services to such companies. Northland and its affiliates may have interests, or be engaged in a broad range of transactions involving interests, that differ from those of the Company. The Company acknowledges and agrees that Northland has no obligation to disclose such interests or transactions (or information relating thereto) to the Company.

The Company expressly acknowledges and agrees that Northland’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by Northland and its affiliates to purchase any portion of any Transaction and does not ensure the successful placement of any Transaction or any portion thereof or the success of Northland or its affiliates with respect to securing any other financing on behalf of the Company.

The Company further acknowledges and agrees that Northland has been retained solely to provide the services set forth in this Agreement and that no fiduciary or agency relationship between the Company and Northland has been created in respect of Northland’s engagement hereunder, regardless of whether Northland has advised or is advising the Company on other matters. In connection with this engagement, Northland is acting as an independent contractor, with obligations owing solely to the Company and not in any other capacity.

The Company understands that Northland is not undertaking to provide any legal, accounting or tax advice in connection with this agreement. Northland shall not be responsible for the underlying business decision of the Company to effect the transactions contemplated by this Agreement or for the advice or services provided by any of the Company’s other advisors or contractors.

Section 12.         Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the Company, Northland and their respective successors. Except as contemplated by Annex B, this agreement is not intended to confer rights upon any persons not a party hereto (including security holders, employees or creditors of the Company). This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements, both written and oral, with respect to the subject matter hereof, and no modification of this Agreement or waiver of the terms and conditions contained herein shall be binding upon the parties hereto unless approved in writing by each party. If any term, provision, covenant or restriction herein (including Annex B) is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions and restrictions contained herein shall remain in full force and effect and shall in no way be modified or invalidated.

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This Agreement may be executed in counterparts, each of which will be deemed to be an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by electronic “.pdf” transmission shall be effective as delivery of a manually signed counterpart.

Section 13.         Governing Law; Waiver of Jury Trial. All aspects of the relationship created by this agreement or the engagement hereunder, any other agreements relating to the engagement hereunder and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this agreement or the engagement hereunder shall be governed by and construed in accordance with the laws of the State of New York, applicable to contracts made and to be performed therein and, in connection therewith. The parties consent to the exclusive jurisdiction of the courts located in New York County, New York, in connection with any claim or dispute relating to this Agreement or any services or advice provided hereunder. The prevailing party in any such litigation shall be entitled to recover its attorney’s fees and costs. Notwithstanding the foregoing, solely for purposes of enforcing the Company’s obligations under Annex B, the Company consents to personal jurisdiction, service and venue in any court proceeding in which any claim or cause of action relating to or arising out of this agreement or the engagement hereunder is brought by or against any Indemnified Person. Northland AND THE COMPANY EACH HEREBY AGREES TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER CLAIM OR ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ENGAGEMENT HEREUNDER.

(the rest of page intentionally blank – signature page follows)

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We are delighted to accept this engagement and look forward to working with you on this assignment. Please confirm your agreement with the foregoing by signing and returning to us the enclosed copy of this agreement.

Very truly yours,

NORTHLAND SECURITIES, INC

By:	/s/ Jeffrey Peterson

Name:	Jeff Peterson

Title:	Head of Investment Banking

Accepted and agreed to as of the date first written above:

akoustis technologies, inc.

By:	/s/ Jeffrey B. Shealy

Name:	Jeffrey Shealy

Title:	President & Chief Executive Officer

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ANNEX A – Northland Introduced Investors

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ANNEX B

In further consideration of the agreements contained in the Agreement of which this Annex B is a part, the Company agrees to indemnify and hold harmless Northland, its affiliates, the respective members, directors, officers, partners, agents and employees of Northland, and any person controlling Northland or any of its affiliates (collectively, “Indemnified Persons”) from and against, and the Company agrees that no Indemnified Person shall have any liability to the Company or its owners, parents, affiliates, security holders or creditors for, any losses, claims, damages or liabilities (including actions or proceedings in respect thereof) (collectively, “Liabilities”) (A) related to or arising out of (i) the Company’s actions or failures to act (including statements or omissions made or information provided by the Company or its agents) in connection with the Transaction or (ii) actions or failures to act by an Indemnified Person with the Company’s consent or in reliance on the Company’s actions or failures to act in connection with the Transaction or (B) otherwise related to or arising out of the Agreement, Northland’s performance thereof or any other services Northland is asked to provide to the Company (in each case, including related activities prior to the date hereof), except that this clause (B) shall not apply to any Liabilities to the extent that they are finally determined by a court of competent jurisdiction to have resulted primarily from the gross negligence, fraud or willful misconduct of such Indemnified Person.

If such indemnification is for any reason not available or insufficient to hold an Indemnified Person harmless, the Company agrees to contribute to the Liabilities involved in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by Northland, on the other hand, in respect of the Agreement or, if such allocation is determined by a court of competent jurisdiction to be unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of the Company on the one hand and of Northland on the other hand; provided, however, that, to the extent permitted by applicable law, the Indemnified Persons shall not be responsible for expenses and Liabilities which in the aggregate are in excess of the amount of all fees actually received by Northland from the Company pursuant to the Agreement. Relative benefits to the Company, on the one hand, and Northland, on the other hand, in respect of the Agreement shall be deemed to be in the same proportion as (i) the total value received or proposed to be received by the Indemnifying Parties in connection with any financing contemplated by the Agreement, bears to (ii) all fees actually received by or committed to Northland in connection with the Agreement.

The Company will not permit any settlement or compromise to include, or consent to the entry of any judgment that includes, a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Person, without such Indemnified Person’s prior written consent, which shall not be unreasonably delayed, conditioned or withheld. If any Indemnified Person becomes involved in any capacity in any action, claim, suit, investigation or proceeding, actual or threatened, brought by or against any person, including stockholders of the Company, in connection with or as a result of the engagement or any matter referred to in the engagement the Company also agrees to reimburse such Indemnified Persons for their reasonable and documented out-of-pocket expenses (including, without limitation, reasonable legal fees and other costs and expenses incurred in connection with investigating, preparing for and responding to third party subpoenas or enforcing the engagement) as such expenses are incurred. The Company’s obligations pursuant to this Annex B shall inure to the benefit of any successors, assigns, heirs and personal representatives of each Indemnified Person and are in addition to any rights that each Indemnified Person may have at common law or otherwise.

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ANNEX C

BAD ACTOR DISQUALIFICATION QUESTIONNAIRE

Instructions: On September 23, 2013, the Commission issued a rule disqualifying securities offerings involving certain “felons and other ‘bad actors’” from reliance on Rule 506 of Regulation D promulgated under the 1933 Act went into effect. The new rule triggers disclosure of bad actors and bad acts that occurred on or prior to September 23, 2013, and provides that bad actors/bad acts occurring after September 23, 2013 cause the disqualification from reliance on Rule 506. In order to confirm that the Company remains eligible to rely on Rule 506 and to comply with the related disclosure requirements, each director, executive officer, general partner or managing member of the company, or beneficial owner of 20% or more of the company’s outstanding voting equity securities, is required to complete and execute this Bad Actor Disqualification Questionnaire (this “Questionnaire”).

If you are a person described in clauses (a) or (b) above, you need to complete this Questionnaire. Please answer “Yes” or “No” with respect to each of the items set forth below. If you answer “Yes” to any of the following, please provide a detailed written description of all relevant facts and circumstances relating the applicable event, conviction, order, proceeding or action.

(1)

Have you been convicted, within the prior ten years, of any felony or misdemeanor: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the SEC; or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ Yes ☐ No
(2)

Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within the prior five years, that restrains or enjoins you from engaging or continuing to engage in any conduct or practice: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the SEC; or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ Yes ☐ No

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(3)

Are you subject to a final order of a U.S. state securities commission (or an agency or officer of a U.S. state performing like functions); a U.S. state authority that supervises or examines banks, savings associations, or credit unions; a U.S. state insurance commission (or an agency or officer of a state performing like functions); an appropriate U.S. federal banking agency; the U.S. Commodity Futures Trading Commission (the “CFTC”); or the U.S. National Credit Union Administration that: (A) bars you from: (1) association with an entity regulated by such commission, authority, agency, or officer; (2) engaging in the business of securities, insurance or banking; or (3) engaging in savings association or credit union activities; or (B) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the last ten years?

☐ Yes ☐ No
(4)

Are you subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or section 203(e) or (f) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), that (A) suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser; (B) places limitations on your activities, functions or operations; or (C) bars you from being associated with any entity or from participating in the offering of any penny stock?

☐ Yes ☐ No
(5)

Are you subject to any order of the SEC entered within the last five years that orders you to cease and desist from committing or causing a violation or future violation of: (A) any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the 1933 Act, section 10(b) of the Exchange Act, and 17 CFR 240.10b-5, section 15(c)(1) of the Exchange Act and section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or (B) Section 5 of the 1933?

☐ Yes ☐ No
(6)

Are you suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes ☐ No

(7)

Have you filed (as a registrant or issuer), or were you an underwriter or were you named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the prior five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ Yes ☐ No

(8)

Are you subject to a United States Postal Service false representation order entered within the last five years, or are you subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Services to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes ☐ No

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(9)	To the best of your knowledge, are you now the subject of any action, regulatory complaint, proceeding or other event that could result in a “yes” answer to any part of items 1-8 above?	☐ Yes ☐ No

You hereby certify, represent and warrant that each of the above statements is true and correct and agree to immediately notify the company if such information becomes inaccurate in any respect. You further agree to immediately notify the company of any action, proceeding, investigation, event, action or development that could result in a “Yes” answer to any of the statements set forth above.

By:

Name:

Date:

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